UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

AIxCrypto Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37428	26-3474527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Ave. El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 853-1683

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2026, AIxCrypto Holdings, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to change the Company’s corporate name from “AIxCrypto Holdings, Inc.” to “FF EAI Robotics Ecosystem Inc.” (the “Name Change”). The Certificate of Amendment will become effective at 12:01 a.m. Eastern Time on September 30, 2026. The Certificate of Amendment amends and restates Article I in its entirety to reflect the new name.

Pursuant to a unanimous written consent dated September 23, 2026, the Company’s board of directors approved the Certificate of Amendment in accordance with Section 242 of the Delaware General Corporation Law (the “DGCL”). Pursuant to Section 242(d)(1)(A) of the DGCL, no meeting or vote of the Company’s stockholders was required to adopt the Certificate of Amendment.

Also by unanimous written consent dated September 23, 2026, the Board adopted an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws, as of August 10, 2021 (the “Bylaws”), to reflect the Name Change. The Bylaws Amendment replaces each reference in the Bylaws to “Qualigen Therapeutics, Inc.” or “AIxCrypto Holdings, Inc.” with “FF EAI Robotics Ecosystem Inc.” The Bylaws Amendment will become effective automatically concurrently with the effectiveness of the Certificate of Amendment at 12:01 a.m. Eastern Time on September 30, 2026. No other changes were made to the Bylaws.

In connection with the Name Change, the trading symbol for the Company’s common stock on The Nasdaq Capital Market will change from “AIXC” to “FFR,” effective at market open on September 30, 2026.

The foregoing descriptions of the Certificate of Amendment and the Bylaws Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Bylaws Amendment, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 29, 2026, the Company presented an investor presentation (the “Investor Presentation”) relating to, among other things, the Company’s business and strategy, its transition to robotics operations, and the proposed acquisition of the robotics business of Faraday Future Intelligent Electric Inc. (“FFAI”), the Company’s majority stockholder. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Investor Presentation includes projections prepared by FFAI management for the robotics business on a standalone basis; the Company has not independently verified or adopted such projections as guidance.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the Name Change, the Bylaws Amendment and the symbol change and their anticipated timing and effectiveness; the Company’s business strategy and transition to robotics operations; the proposed acquisition of FFAI’s robotics business (including its structure, consideration and timing); the financial projections in the Investor Presentation; and any related financing. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially.

These risks and uncertainties include, among others, the possibility that the parties may not enter into definitive agreements or may change the terms or structure of the proposed acquisition; conflicts of interest arising from FFAI’s status as the Company’s majority stockholder; the inability to complete the internal restructuring or required financial statements on the anticipated terms or timing; failure to obtain required corporate, Nasdaq, regulatory or third-party approvals; failure to satisfy closing conditions; the inability to complete any related financing; disruption to the Company’s or the robotics business’s operations from the announcement or pendency of the proposed acquisition; the costs of the proposed acquisition; integration risks; dilution resulting from the proposed equity consideration; the Company’s liquidity and need for additional capital; the possibility that the projections included in the Investor Presentation, which were prepared by FFAI management, may not be realized; and the other risks described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings. Forward-looking statements speak only as of the date of this report. Except as required by law, the Company undertakes no obligation to update them.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished herewith:

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AIxCrypto Holdings, Inc., filed with the Secretary of State of the State of Delaware on September 29, 2026 (effective September 30, 2026)
3.2	Amended and Restated Bylaws of FF EAI Robotics Ecosystem Inc., as amended through September 30, 2026
99.1	Investor Presentation, dated September 2026 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIxCrypto Holdings, Inc.

Date: September 29, 2026	By:	/s/ Jiawei Wang
Jiawei Wang
Chief Executive Officer and Director
(Principal Executive Officer)